Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2018
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Recent Accounting Pronouncements

Note 3: Recent Accounting Pronouncements

Pronouncements issued by the IASB or International Financial Reporting Interpretations Committee (“IFRIC”) that are not applicable or consequential to the Company have been excluded from the discussion below.

Pronouncements effective for annual periods beginning January 1, 2019:

IFRS 16	Leases

IFRS 16 introduces a single lease accounting model, eliminating the existing distinction between operating and finance leases for lessees. The standard requires a lessee to recognize right-of-use assets and lease liabilities on the statement of financial position for almost all leases having a term of more than 12 months. In anticipation of the adoption, the Company has evaluated the impact of the standard, is making changes to its processes and internal controls and implementing a new lease accounting system. The Company will adopt the standard using the modified retrospective method, whereby the cumulative effect of adoption will be recognized as an adjustment to retained earnings at January 1, 2019, and comparative period information will not be adjusted. The Company will apply certain practical expedients and elections to its January 1, 2019 adoption impact. Specifically, the Company has elected to:

•   Continue to treat contracts determined to be leases under the prior accounting standard as leases under IFRS 16;

•   Measure all right-of-use-assets and lease liabilities, regardless of commencement date, using discount rates as of January 1, 2019;

•   Retain prior assessments of onerous lease contracts under IAS 37 Provisions, Contingent Liabilities and Contingent Assets, rather than reperforming an impairment review; and

•   Exclude from recognized assets and liabilities, as applicable: (a) direct costs to enter the lease (b) leases with a remaining term of 12 months or less from January 1, 2019 and (c) low-value leases, all of which will continue to be accounted for as “Operating expenses” in the consolidated income statement.

The Company expects that IFRS 16 will increase its assets and liabilities by approximately $200 million. Approximately $40 million of lease expense will be reclassified from operating expenses to depreciation and interest expense. The reclassification will increase adjusted EBITDA, the Company’s segment profitability measure, but will not materially impact net earnings. There will be no impact on consolidated cash flows, however, cash flows from operating activities will increase as cash payments from the principal portion of lease obligations will be reclassified to cash flows from financing activities. The timing of the transition of certain lease arrangements in connection with the Company's separation from Refinitiv may impact its estimate of the adjested EBITDA benefit from the accounting standard. The Company will provide additional disclosures required by the new standard beginning with its results for the first quarter of 2019.

IAS 19	Employee Benefits	IAS 19 amendments, Plan Amendment, Curtailment or Settlement, clarifies the accounting for amendments curtailments or settlements for defined benefit plans. These changes require an entity to remeasure its defined benefit liability and use the updated assumptions from the remeasurement to determine current service and net interest for the remainder of the reporting period after the change. The Company does not expect the IAS 19 amendments to have a material impact on its consolidated financial statements.
IFRIC 23	Uncertainty over Income Tax Treatments	IFRIC 23 adds to the requirements of IAS 12, Income Taxes, by specifying how to reflect the effects of uncertainty in the accounting for income taxes. An uncertainty arises when it is unclear how a tax law applies to a particular transaction, or whether a taxation authority will accept a company’s tax treatment. The Company does not expect IFRIC 23 to have a material impact on its consolidated financial statements.